UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

CPG VINTAGE ACCESS FUND, LLC

CPG VINTAGE ACCESS FUND II, LLC

CPG VINTAGE ACCESS FUND III, LLC

CPG VINTAGE ACCESS FUND IV, LLC

CPG VINTAGE ACCESS FUND V, LLC

CPG VINTAGE ACCESS FUND VI, LLC

CPG VINTAGE ACCESS FUND VII, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CPG VINTAGE ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND II, LLC
CPG VINTAGE ACCESS FUND III, LLC
CPG VINTAGE ACCESS FUND IV, LLC
CPG VINTAGE ACCESS FUND V, LLC
CPG VINTAGE ACCESS FUND VI, LLC
CPG VINTAGE ACCESS FUND VII, LLC
660 Fifth Avenue
New York, New York 10103
November 4, 2026
Dear Unitholder,
We are writing to inform you of the upcoming joint special meeting (the “Special Meeting”) of the holders of units (“Unitholders”) of CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, CPG Vintage Access Fund V, LLC, CPG Vintage Access Fund VI, LLC, and CPG Vintage Access Fund VII, LLC (each, a “Fund” and collectively, the “Funds”). At the Special Meeting, Unitholders will have the opportunity to vote on an important proposal affecting the Funds. The Special Meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/macquarie on December 16, 2026, at 10:00 A.M. Eastern time.
You are being asked to vote on the following proposal applicable to each Fund (the “Proposal”):
•
To approve an investment advisory agreement appointing iCapital Fund Advisors LLC (“iCapital Fund Advisors”) as the investment adviser to each Fund (each, a “New Advisory Agreement”).

The Board of Directors of each Fund believes that the approval of the Proposal is in the best interests of each Fund and its Unitholders, and has unanimously approved, and recommends that you vote FOR, the Proposal.
The question and answer section that follows briefly discusses the Proposal. The Proposal will not result in changes to any Fund’s investment objective, strategy, risks or restrictions but will result in a reduction in each Fund’s contractual management fee rate following the eighth anniversary of the last closing of the sale of the Fund’s Units (the “Final Closing”). Please review and consider the enclosed materials carefully, and then please take a moment to vote. Detailed information about the Proposal is contained in the enclosed Proxy Statement.
You will be able to participate in the Special Meeting, provide voting instructions and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/macquarie and entering the control number on your enclosed proxy card(s). If you experience difficulties logging on to the virtual Special Meeting, please call Broadridge Financial Solutions, Inc.’s technical assistance hotline at 844-986-0822 (US) or 303-562-9302 (International), each of which will open approximately fifteen (15) minutes before the Special Meeting.
You may revoke or change your proxy at any time prior to the time it is exercised at the Special Meeting. You may revoke your proxy by written notice to the Secretary of the relevant Fund at, 660 Fifth Avenue, New York, New York 10103. Merely attending the Special Meeting virtually will not revoke a validly given proxy received before the Special Meeting.
Your vote is important no matter how many units you own. Voting your units early will help prevent costly follow-up mail and telephone solicitation.
You may choose one of the following options to authorize a proxy to vote your units (which is commonly known as proxy voting) or to vote at the meeting:
•
Mail: Complete and return the enclosed proxy card.

•
Internet: Access the website shown on your proxy card and follow the online instructions.

•
Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•
At the Special Meeting: Attend the Special Meeting.

Thank you for your response and for your continued investment in the Funds.
Sincerely,
/s/ Alex Lee

Director and Principal Executive Officer of the Funds

i

NOTICE OF JOINT SPECIAL MEETING OF UNITHOLDERS
CPG VINTAGE ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND II, LLC
CPG VINTAGE ACCESS FUND III, LLC
CPG VINTAGE ACCESS FUND IV, LLC
CPG VINTAGE ACCESS FUND V, LLC
CPG VINTAGE ACCESS FUND VI, LLC
CPG VINTAGE ACCESS FUND VII, LLC
660 Fifth Avenue
New York, New York 10103
NOTICE IS HEREBY GIVEN that a joint special meeting of the holders of units (“Unitholders”) of CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, CPG Vintage Access Fund V, LLC, CPG Vintage Access Fund VI, LLC, and CPG Vintage Access Fund VII, LLC (each, a “Fund” and collectively, the “Funds”) will be held virtually via live webcast at www.virtualshareholdermeeting.com/macquarie on December 16, 2026, at 10:00 A.M. Eastern time (the “Special Meeting”).
At the Special Meeting, Unitholders of the Funds will be asked to consider and vote upon the following proposal (the “Proposal”) and transact such other business as may be properly brought before the Special Meeting (and any adjournments or postponements thereof):
•
To approve an investment advisory agreement appointing iCapital Fund Advisors LLC (“iCapital Fund Advisors”) as the investment adviser to each Fund (each, a “New Advisory Agreement”).

The Board of Directors of each Fund believes that the approval of the Proposal is in the best interests of each Fund and its respective Unitholders, and has unanimously approved, and recommends that you vote FOR, the Proposal.
The Proposal is discussed in greater detail in the enclosed joint proxy statement. Please read the joint proxy statement carefully for information concerning the Proposal. The enclosed materials contain this Notice of Joint Special Meeting of Members (the “Notice”), the joint proxy statement and proxy card(s)/voting instruction form(s). A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the applicable Fund. If you complete, sign and return the proxy card(s)/voting instruction form(s), we will vote the card(s)/form(s) as you indicated. If you simply sign, date and return the enclosed proxy card(s)/voting instruction form(s), but do not specify a vote, your proxy will be voted FOR the Proposal.
Unitholders of record of the Funds at the close of business on the record date, October 30, 2026, are entitled to notice of the proxy solicitation and to vote at the Special Meeting and any adjournments or postponements thereof.
You may revoke or change your proxy at any time prior to the time it is exercised at the Special Meeting. You may revoke your proxy by written notice to the Secretary of the relevant Fund at 660 Fifth Avenue, New York, New York 10103. Merely attending the Special Meeting virtually will not revoke a validly given proxy received before the Special Meeting. To provide voting instructions or submit your questions during the Special Meeting, please log on to www.virtualshareholdermeeting.com/macquarie. You will need to enter the control number on your enclosed proxy card(s). If you experience difficulties logging on to the virtual Special Meeting, please call Broadridge Financial Solutions, Inc.’s technical assistance hotline at 844-986-0822 (US) or 303-562-9302 (International), each of which will open approximately fifteen (15) minutes before the Special Meeting.
By Order of the Board of Directors,
/s/ Alex Lee

Director and Principal Executive Officer of the Funds

PROXY STATEMENT
November 4, 2026
CPG VINTAGE ACCESS FUND, LLC
CPG VINTAGE ACCESS FUND II, LLC
CPG VINTAGE ACCESS FUND III, LLC
CPG VINTAGE ACCESS FUND IV, LLC
CPG VINTAGE ACCESS FUND V, LLC
CPG VINTAGE ACCESS FUND VI, LLC
CPG VINTAGE ACCESS FUND VII, LLC
660 Fifth Avenue
New York, New York 10103
This Proxy Statement is being provided to you on behalf of the Boards of Directors (collectively, the “Board”) of the above-referenced limited liability companies (each, a “Fund” and collectively, the “Funds”), in connection with the Funds’ solicitation of their holders of units’ (“Unitholders”) proxies for use at a special joint meeting of Unitholders of the Funds being held virtually via live webcast at www.virtualshareholdermeeting.com/macquarie on December 16, 2026, at 10:00 A.M. Eastern time (the “Special Meeting”). Macquarie Wealth Advisers, LLC (“Macquarie”), currently serves as the investment adviser to the Funds.
You are being asked to vote on the following proposal applicable to each Fund (the “Proposal”):
•
To approve an investment advisory agreement appointing iCapital Fund Advisors LLC (“iCapital Fund Advisors”) as the investment adviser to each Fund (each, a “New Advisory Agreement”).

We anticipate that the notice of the Special Meeting of Unitholders, this Proxy Statement, and the proxy card (collectively, the “Proxy Materials”) will be mailed to Unitholders beginning on or about November 4, 2026.
Please read the Proxy Statement before voting on the Proposal. If you need additional copies of this Proxy Statement or the proxy card, please contact Broadridge Financial Solutions, Inc. toll-free at 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line. Additional copies of this Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Special Meeting, please call 844-986-0822 (US) or 303-562-9302 (International). Unitholders of record of the Funds at the close of business on the record date, October 30, 2026 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. As of the Record Date, the Funds have the following number of units outstanding:
Fund	Units Outstanding as of the Record Date
CPG Vintage Access Fund, LLC	13,191,353
CPG Vintage Access Fund II, LLC	18,051,234
CPG Vintage Access Fund III, LLC	16,727,185
CPG Vintage Access Fund IV, LLC	31,844,238
CPG Vintage Access Fund V, LLC	39,131,669
CPG Vintage Access Fund VI, LLC	20,571,229
CPG Vintage Access Fund VII, LLC	6,428,970
Each full unit entitles its holder to one vote at the Special Meeting. Each Fund’s Unitholders will vote separately on the Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Unitholder Meeting to be Held on December 16, 2026
The Notice of Special Meeting and Proxy Statement are available at: www.proxyvote.com

Questions and Answers
We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the Proposal.
Q.
Why am I receiving this Proxy Statement?

A.
You are receiving this Proxy Statement because you were a Unitholder of one of the Funds on the Record Date and, therefore, have the right to vote on an important Proposal concerning the Funds.

Q.
What is the Proposal about?

A.
On October 15, 2026, Macquarie entered into an asset purchase agreement with iCapital Fund Advisors for the sale of certain assets from Macquarie to iCapital Fund Advisors. The asset purchase agreement provides for the sale of certain assets relating to the business of managing the Funds, including the opportunity for iCapital Fund Advisors to serve as the investment adviser to the Funds on substantially identical terms as the existing investment advisory agreements between Macquarie and the Funds (each, an “Existing Advisory Agreement” and collectively, the “Existing Advisory Agreements”) (the “Transaction”). The Transaction would result in the termination of the Existing Advisory Agreements. The closing of the Transaction is subject to customary closing conditions.

At Board meetings held on September 29, 2026, October 7, 2026, and October 14, 2026 (each, a “Board Meeting”), the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), considered and evaluated the proposed appointment of iCapital Fund Advisors as the new investment adviser to the Funds. At the Board Meeting on October 14, 2026, the Board approved a New Advisory Agreement between iCapital Fund Advisors and each Fund.
You are being asked to approve the New Advisory Agreement between each Fund and iCapital Fund Advisors, appointing iCapital Fund Advisors as the investment adviser of the Funds. Macquarie currently serves as the investment adviser to the Funds. If the Proposal is approved (subject to certain conditions), Macquarie will resign as investment adviser to the Funds effective on or about January 29, 2027, pursuant to its Existing Advisory Agreement. The Existing Advisory Agreement will be terminated and the New Advisory Agreement will become effective immediately as of the opening of business on or about January 30, 2027, at which time iCapital Fund Advisors will become investment adviser to the Funds. Under the 1940 Act, the New Advisory Agreement cannot take effect for the Funds unless it is approved by a majority of the Unitholders of the Funds (as defined under the 1940 Act).
Q.
What effect will the New Advisory Agreement have on the Funds compared to the Existing Advisory Agreement?

A.
The terms and conditions will be substantially identical between the Existing Advisory Agreement and the New Advisory Agreement, except that iCapital Fund Advisors will replace Macquarie as the investment adviser to the Funds. The commencement and termination dates of the New Advisory Agreement will be different, and the New Advisory Agreement will be modified to remove references to Macquarie. Additionally, the contractual management fee rate following the eighth anniversary of each Fund’s Final Closing that the Funds would pay to iCapital Fund Advisors under the New Advisory Agreement will be reduced from 0.30% to 0.25%, relative to the fee rate in the Existing Advisory Agreement. The contractual management fee rates preceding each Fund’s eighth anniversary of its Final Closing would otherwise remain the same.

Q.
Why is the Board recommending the approval of the New Advisory Agreement?

A.
The Proposal follows a strategic review by Macquarie of its business interests and investment product lineup, during which Macquarie considered various options for the Funds. Macquarie and the Board believe that the Proposal, and approval of the New Advisory Agreement, will permit Unitholders to continue their investment in the Funds and continue to participate in an investment program with the same investment objectives and strategies, with a new investment adviser with experience managing registered funds and investment products pursuing alternative investment strategies. Accordingly, the

Board believes that the approval of the New Advisory Agreement is in the best interests of the Funds and their Unitholders. For additional information regarding the Board’s considerations in approving the proposed New Advisory Agreements, see “Board Considerations in Approving the Proposed New Advisory Agreements.”
Q.
Who will pay for the proxy solicitation and related legal costs?

A.
iCapital Fund Advisors, or one of its affiliates (collectively, “iCapital”), will pay for the proxy solicitation and related legal costs, including the printing and mailing of the Proxy Statement and related materials, provided that the Unitholders approve the Proposal and the Transaction is consummated. If the Transaction is not consummated, the proxy solicitation and related legal costs will be paid by iCapital, Macquarie or split between Macquarie and iCapital. The estimated costs for preparing, printing, and mailing the Proxy Statement and soliciting Unitholder votes will be approximately $550,000.

Q.
What will happen if Unitholders do not approve the Proposal?

A.
Approval of the Proposal requires the vote of a majority of the outstanding units of each Fund, as defined under the 1940 Act. If Unitholders do not approve the Proposal with respect to a Fund, Macquarie will continue to serve as the Fund’s investment adviser pursuant to the Existing Advisory Agreement. The Board will take such action as it deems necessary and in the best interests of the Funds and their Unitholders, which may include re-submitting the New Advisory Agreement to Unitholders for approval.

Each Fund’s Unitholders will vote separately on the Proposal applicable to such Fund. The New Advisory Agreements will not become effective until Unitholders of at least five Funds approve the Proposal.
Q.
Will the proposed New Advisory Agreement result in any changes to the investment committee, investment objective, or investment strategy of my Fund?

A.
The proposed New Advisory Agreement will not result in any changes to any Fund’s investment objective, strategy, risks or restrictions. The investment committee of each Fund will be comprised of qualified employees of iCapital.

David Shyu, Managing Director, Portfolio Management, and Jonathan Meltzer, Senior Vice President, Portfolio Manager are expected to serve as portfolio managers and will be responsible for ongoing portfolio oversight, including portfolio construction, manager monitoring, capital allocation, liquidity management, valuation oversight, and preparation of Board materials. They will be supported by additional portfolio management resources as needed.
David Shyu is a Managing Director of iCapital, and Co-Portfolio Manager of the iDirect Private Markets Fund and the iDirect Private Credit Fund. Prior to iCapital, Mr. Shyu was a Director of Newbury Partners, responsible for the origination, valuation, execution and monitoring of secondary investments and co-investments. Prior to Newbury, Mr. Shyu was an Associate in the Secondary Group at Auda Private Equity. Previously, Mr. Shyu worked as an analyst at Goldman Sachs. Mr. Shyu graduated cum laude from Princeton University with a BSE in Operations Research and Financial Engineering.
Prior to joining iCapital in 2025, Jonathan Meltzer was a Managing Partner at Alumni Ventures, where he was responsible for constructing and managing diversified portfolios of co-investments in venture-backed companies. Previously, he spent 12 years investing in private equity at Spring Creek Investment Management, Ulysses Management and American Capital. Jonathan began his career as an investment banker at Goldman Sachs and Wasserstein Perella. He graduated cum laude from the Wharton School, University of Pennsylvania with a BS in Economics and from Columbia Business School with an MBA.
Q.
How does the Board recommend that Unitholders of each Fund vote on the Proposal?

A.
The Board unanimously approved and recommends that you vote FOR the Proposal.

PROPOSAL:
APPROVAL OF A NEW ADVISORY AGREEMENT WITH
iCapital Fund Advisors LLC (“iCapital Fund Advisors”)
Unitholders of each Fund are being asked to approve the New Advisory Agreement appointing iCapital Fund Advisors as the investment adviser of the Funds.
Background
On October 15, 2026, Macquarie entered into an asset purchase agreement with iCapital Fund Advisors for the sale of certain assets from Macquarie to iCapital Fund Advisors. The asset purchase agreement provides for the sale of certain assets relating to the business of managing the Funds, including the opportunity for iCapital Fund Advisors to serve as the investment adviser to the Funds on substantially identical terms as the Existing Advisory Agreement. The Transaction would result in the termination of the Existing Advisory Agreement. The closing of the Transaction is subject to customary closing conditions.
On October 14, 2026, the Board approved the New Advisory Agreement between iCapital Fund Advisors and the Funds and is recommending Unitholders approve the Proposal.
Existing Advisory Agreements
The New Advisory Agreement would replace the Existing Advisory Agreements, which appointed Macquarie as the investment adviser of the Funds. The date of each Existing Advisory Agreement, the date on which it was last approved by the Board, the date on which it was last approved by each respective Fund’s Unitholders and the reason for the most recent submission to Unitholders are provided in Appendix A.
The currently effective annual Advisory Fee Rate under the Existing Advisory Agreements, payable quarterly, is:
Fund	Advisory Fee Rate* (Payable to Macquarie)
CPG Vintage Access Fund, LLC	0.30% of total commitments for the remainder of the Fund’s term.**
CPG Vintage Access Fund II, LLC CPG Vintage Access Fund III, LLC CPG Vintage Access Fund IV, LLC CPG Vintage Access Fund V, LLC CPG Vintage Access Fund VI, LLC CPG Vintage Access Fund VII, LLC	0.65% of total commitments from the first anniversary of the Initial Closing through the sixth anniversary of the Final Closing, 0.65% of net invested capital from the sixth anniversary through the eighth anniversary of the Final Closing, and 0.30% of net invested capital thereafter for the remainder of the Fund’s term.***

*
The Management Fee will be determined and accrued as of the last day of each quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

**
The CPG Vintage Access Fund previously paid a Management Fee of 0.65% of total commitments until the eighth anniversary of its Final Closing in May 2026.

***
The eighth anniversary of the Final Closing of the CPG Vintage Access Fund II, LLC; CPG Vintage Access Fund III, LLC; CPG Vintage Access Fund IV, LLC; CPG Vintage Access Fund V, LLC; CPG Vintage Access Fund VI, LLC; and CPG Vintage Access Fund VII, LLC are in August 2027, September 2028, September 2029, January 2031, February 2032, and May 2033, respectively.

Each Fund paid the following advisory fees with respect to the most recent fiscal year ended March 31, 2026:
Fund	Net Advisory Fees Paid
CPG Vintage Access Fund, LLC	$712,840
CPG Vintage Access Fund II, LLC	$1,241,744
CPG Vintage Access Fund III, LLC	$1,519,778
CPG Vintage Access Fund IV, LLC	$2,089,663
CPG Vintage Access Fund V, LLC	$2,729,603
CPG Vintage Access Fund VI, LLC	$1,813,696
CPG Vintage Access Fund VII, LLC	$675,549
Background and Rationale for Appointment of iCapital Fund Advisors
The Proposal follows a strategic review by Macquarie of its business interests and investment product lineup, during which Macquarie considered various options for the Funds. Macquarie and the Board believe that the Proposal, and approval of the New Advisory Agreement, will permit Unitholders to continue their investment in the Funds and continue to participate in an investment program with the same investment objectives and strategies, with a new investment adviser with experience managing registered funds and investment products pursuing alternative investment strategies. Accordingly, the Board believes that the approval of the New Advisory Agreement is in the best interests of the Funds and their Unitholders. For additional information regarding the Board’s considerations in approving the proposed New Advisory Agreements, see “Board Considerations in Approving the Proposed New Advisory Agreements.”
If the Proposal is approved (subject to certain conditions), Macquarie will resign as the Funds’ investment adviser, and iCapital Fund Advisors will be the Funds’ new investment adviser. iCapital Fund Advisors and Macquarie do not believe there will be any reduction in the level or quality of services that the Funds will receive with iCapital Fund Advisors as the investment adviser, compared to the services the Funds currently receive from Macquarie.
Description of the New Advisory Agreement and Comparison of the Existing Advisory Agreement and the New Advisory Agreement
The New Advisory Agreement for each Fund is substantially identical as the Fund’s existing investment advisory agreement with Macquarie (each, an “Existing Advisory Agreement” and collectively, the “Existing Advisory Agreements”), except that references to Macquarie are removed and replaced with iCapital Fund Advisors as the new investment adviser. Additionally, the contractual management fee rate following the eighth anniversary of each Fund’s Final Closing that the Funds pay or will pay to iCapital Fund Advisors under the New Advisory Agreement will be reduced from 0.30% to 0.25%, relative to the fee rate in the Existing Advisory Agreement. The contractual management fee rates preceding each Fund’s eighth anniversary of its Final Closing would otherwise remain the same. The fee rates in the Existing Advisory Agreement and the date of the eighth anniversary of each Fund’s Final Closing are shown above.
The terms of the New Advisory Agreement are summarized below. There are no material differences between the Existing Advisory Agreement and the New Advisory Agreement, aside from the change in the investment adviser and the reduction in the contractual management fee rate following the eighth anniversary of each Fund’s Final Closing. Please also review the complete text of the New Advisory Agreement, which is attached as Appendix B.
Fees.   With respect to the fee rate payable following the eighth anniversary of each Fund’s Final Closing, the contractual management fee rate payable by the Funds to iCapital Fund Advisors under the proposed New Advisory Agreements will be reduced from 0.30% to 0.25%, relative to the fee rate in the Existing Advisory Agreement. The contractual management fee rates preceding each Fund’s eighth anniversary of its Final Closing would otherwise remain the same as the Existing Advisory Agreement.

Investment Advisory Services.   There would be no change in the investment advisory services provided to the Funds by iCapital Fund Advisors under the proposed New Advisory Agreements. The proposed New Advisory Agreements and the Existing Advisory Agreements require the adviser to manage the assets and liabilities of the Fund and to manage the day-to-day business and affairs of the Fund, subject to the supervision of the Board.
Payment of Expenses.   The proposed New Advisory Agreements and the Existing Advisory Agreements provide that each Fund will bear all expenses incurred in the business of the Fund, except those specifically assumed by the adviser and other service providers pursuant to their agreements with the Fund and provide specific examples (but not an exhaustive list) of such expenses. There would be no change in the provisions addressing allocation of expenses under the proposed New Advisory Agreements. The Board noted that the proposed New Advisory Agreements and the Existing Advisory Agreements permitted the Fund to bear a portion of the expenses associated with personnel of the adviser or its affiliates providing legal services and producing regulatory materials for the Fund. The Board considered, however, that these expenses will not be imposed without further approval from the Board.
Limitation of Liability.   There would be no change in the provisions regarding limitation of liability under the proposed New Advisory Agreements. The proposed New Advisory Agreements and the Existing Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement, the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Unitholders in connection with the matters to which the Agreement relates.
Indemnification.   There would be no change in the provisions regarding indemnification under the proposed New Advisory Agreements. The proposed New Advisory Agreements and the Existing Advisory Agreements provide that, subject to the standard of care described above under “Limitations of Liability,” the Funds shall indemnify, to the fullest extent permitted by law, each Director and officer and the adviser and its affiliates.
Term and Continuance.   If approved by Unitholders of a Fund, the proposed New Advisory Agreements will continue in effect for an initial period of two years from the date of effectiveness, whereas the Existing Advisory Agreements for each Fund have completed their initial two-year terms and now each have one-year terms. The proposed New Advisory Agreements and the Existing Advisory Agreements have identical provisions for renewal, and may be renewed provided that renewal and continuance is specifically approved at least annually in accordance with the 1940 Act.
Termination.   There would be no change in the provisions regarding termination under the proposed New Advisory Agreements. The proposed New Advisory Agreements and the Existing Advisory Agreements provide that the Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the adviser or by the adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund.
Assignment.   There would be no change in the provisions regarding assignment under the proposed New Advisory Agreements. As required by the 1940 Act, the proposed New Advisory Agreements and the Existing Advisory Agreements will automatically terminate in the event of their “assignment” (as defined in the 1940 Act).
Amendments.   There would be no change in the provisions addressing amendments under the proposed New Advisory Agreements. The proposed New Advisory Agreements and the Existing Advisory Agreements provide that no provision of the Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
Board Considerations in Approving the Proposed New Advisory Agreements
At a meeting held on October 14, 2026, the Board, including the Independent Directors, considered and unanimously approved the proposed New Advisory Agreement between each Fund and iCapital Fund Advisors, as shown in Appendix B. The Board also determined to recommend that Unitholders of each Fund approve the proposed New Advisory Agreement. The Independent Directors reviewed the approval of the proposed New Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of iCapital Fund Advisors or Macquarie were present.
Background for the Board Approvals
On October 15, 2026, Macquarie entered into an asset purchase agreement with iCapital Fund Advisors for the sale of certain assets from Macquarie to iCapital Fund Advisors. The asset purchase agreement provides for the sale of certain assets relating to the business of managing the Funds, including the opportunity for iCapital Fund Advisors to serve as the investment adviser to the Funds on substantially identical terms as the existing investment advisory agreements between Macquarie and the Funds, with the exception of certain contractual management fee rate reductions.
In advance of signing the asset purchase agreement, representatives of Macquarie advised the Independent Directors of the impending Transaction and that the Transaction, if consummated, would result in the termination of the Existing Advisory Agreements. The Independent Directors were also advised that it was proposed that the Board would be asked to consider approval of the terms and conditions of the proposed New Advisory Agreement with iCapital Fund Advisors and thereafter to submit the proposed New Advisory Agreement to each Fund’s Unitholders for approval. Following this notification, the Independent Directors worked with their independent legal counsel to prepare a formal information request (the “Information Request”) that was submitted to iCapital Fund Advisors and Macquarie. The Information Request sought information relevant to the Board’s consideration of the proposed New Advisory Agreements and other anticipated impacts of the Transaction on the Funds and their Unitholders.
In anticipation of the Transaction, the Board met on September 29, 2026, October 7, 2026, and October 14, 2026, for the purposes of considering, among other things, whether it would be in the best interests of each Fund and its respective Unitholders to approve the proposed New Advisory Agreement and the anticipated impacts of the Transaction on each Fund and its respective Unitholders (each, a “Board Meeting”). In advance of the Board Meeting held on October 14, 2026, iCapital Fund Advisors and Macquarie provided documents and information in response to the Information Requests. Senior management representatives of iCapital Fund Advisors and Macquarie participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Directors were assisted by their independent legal counsel, including, among other things, with respect to their duties and obligations relating to their consideration of the proposed New Advisory Agreements. The Independent Directors also received and considered background materials, prepared by their independent legal counsel, about iCapital Fund Advisors, iCapital and their recent asset management acquisitions.
The Board’s evaluation of the proposed New Advisory Agreements reflected the information provided specifically in connection with its review of the proposed New Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board at other Board meetings. The Board’s evaluation of the proposed New Advisory Agreements also reflected the knowledge gained as Directors of the Funds with respect to services provided to the Funds.
The Board’s approvals and recommendations were based on the Directors’ determination, within their business judgment, that it would be in the best interests of each Fund and the Fund’s respective Unitholders for iCapital Fund Advisors to provide investment advisory services to the Funds following the closing of the Transaction.
Factors Considered in Approving the Proposed New Advisory Agreements
In connection with the Board’s consideration of the proposed New Advisory Agreements, iCapital Fund Advisors and Macquarie advised the Board about a variety of matters, including the following:
•
iCapital Fund Advisors believes that the nature, extent and quality of the services to be provided to the Funds by iCapital Fund Advisors post-Transaction will be of at least the same level as the services currently provided to the Funds by Macquarie.

•
iCapital Fund Advisors’s stated commitment to maintaining and enhancing the Funds’ Unitholders’ experience (for example, by generally maintaining existing service providers and procedures).

•
iCapital Fund Advisors is not proposing changes to the investment objective, strategy, risks or restrictions of any Fund.

•
The proposed New Advisory Agreements do not change the Funds’ contractual management fee rates, except that in each Fund’s New Advisory Agreement the contractual management fee rate following the eighth anniversary of the Fund’s Final Closing would be lower than such contractual management fee rate in the Fund’s Existing Advisory Agreement.

•
The proposed New Advisory Agreements are substantially identical to the Existing Advisory Agreements, except with respect to the reduction in the contractual management fee rate referenced above.

•
iCapital Fund Advisors believes that the portfolio management teams that would manage the Funds post-Transaction have the necessary experience, qualifications and skills to manage the Funds.

•
The support expressed by the senior management team at Macquarie for the Transaction and Macquarie’s recommendation that the Board approve the proposed New Advisory Agreements.

•
That iCapital Fund Advisors and Macquarie had represented to the Board in the response to the Information Request that iCapital Fund Advisors and Macquarie had agreed in the asset purchase agreement to comply with the conditions of Section 15(f) of the 1940 Act.

•
The commitment of iCapital Fund Advisors and/or Macquarie to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•
That the closing of the Transaction was subject to a number of conditions, including that Unitholders of a specified number of the Funds approve the New Advisory Agreements.

•
In addition to the matters noted above, in its deliberations regarding approval of the proposed New Advisory Agreements, the Board considered the factors discussed below, among others.

The Nature, Extent and Quality of Services to be Provided by iCapital Fund Advisors.
The Board received and considered information regarding the nature, extent and quality of services to be provided by iCapital Fund Advisors after the closing of the Transaction. In evaluating the nature, extent and quality of services to be provided by iCapital Fund Advisors, the Board considered information provided by iCapital Fund Advisors and iCapital regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition.
The Board also considered the capabilities, resources, and personnel of iCapital Fund Advisors, noting the experience, qualifications and skills of the proposed new portfolio management team members, in order to determine whether iCapital Fund Advisors will be capable of providing the same level of investment management services currently provided to each Fund. The Board also considered the transition and integration plans for the Funds as part of joining the iCapital registered funds platform, as has been presented to the Board, as well as the risks related thereto, following completion of the Transaction. The Board considered the experience of iCapital Fund Advisors and iCapital with integrating other funds and asset managers that they recently acquired. The Board considered the resources and infrastructure that iCapital Fund Advisors intends to devote to integrating the compliance programs of the Funds with the compliance program of iCapital Fund Advisors to ensure compliance with applicable laws and regulations as well as iCapital Fund Advisors’s commitment to those programs. The Board also considered the resources that iCapital Fund Advisors and iCapital have devoted to their risk management program and cybersecurity program.
The Board also reviewed information provided by iCapital Fund Advisors and iCapital related to their business, legal, and regulatory affairs. This review considered the resources available to iCapital Fund Advisors as a subsidiary of iCapital to provide the services specified under the proposed New Advisory Agreements. The Board considered iCapital Fund Advisors’s financial condition, and noted that iCapital Fund Advisors, as a subsidiary of iCapital, believes that it will be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, following the Transaction, iCapital Fund Advisors believes there will not be any diminution in the nature, quality and extent of services provided to the Funds and their Unitholders compared to those currently provided by Macquarie.
The Board considered that iCapital Fund Advisors believes that the portfolio management team that would manage the Funds post-Transaction has the necessary experience, qualifications and skills to manage the Funds.
The Board considered that the terms and conditions of the proposed New Advisory Agreements are substantially identical to the terms and conditions of the Existing Advisory Agreements (see “Description of the New Advisory Agreement and Comparison of the Existing Advisory Agreement and the New Advisory Agreement”, above), except that in each Fund’s New Advisory Agreement the contractual management fee rate following the eighth anniversary of the Fund’s Final Closing would be lower than such contractual management fee rate in the Fund’s Existing Advisory Agreement.
The Board noted that the New Advisory Agreements, like the Existing Advisory Agreements, provide that the Funds may bear a portion of expenses associated with personnel of iCapital Fund Advisors or its affiliates providing legal services to the Fund and producing Fund regulatory materials. The Board considered that, under this provision, certain expenses associated with personnel of iCapital Fund Advisors or its affiliates providing legal services and producing Fund regulatory materials may be allocated to the Funds by iCapital Fund Advisors. The Board considered that iCapital Fund Advisors believes that the provision by personnel of iCapital Fund Advisors or its affiliates of such services currently provided by external counsel and service providers could be more cost-efficient for the Funds. There is no guarantee, however, that this expectation will prove to be true. The Board considered that these expenses will not be imposed without further approval from the Board.
After review of these and other considerations, the Board concluded that iCapital Fund Advisors will be capable of providing investment advisory services of the same high quality as the investment advisory services currently provided to the Funds by Macquarie, and that these services are appropriate in nature, quality and extent in light of the Funds’ operations and investor needs.
Performance of the Funds.
With respect to the performance of the Funds, the Board considered its review of benchmark investment performance comparison data relating to each Fund’s performance record presented at the Board Meetings, at other Board meetings throughout the year and/or in response to the Information Request. The Board considered the limitations of such benchmarks given the nature of the asset class.
Based on information presented to the Board at the Board Meetings, other Board meetings throughout the year and in response to the Information Request and its discussions with iCapital Fund Advisors, and Macquarie, the Board concluded that iCapital Fund Advisors is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, strategies and restrictions.
Fees to Be Paid to iCapital Fund Advisors and Expenses of the Funds.
The Board considered its review of each Fund’s existing contractual management fee rates at the Board Meetings, other Board meetings throughout the year and/or in connection with the Information Request. The Board considered that the proposed New Advisory Agreements do not change the Funds’ contractual management fee rates, except that in each Fund’s New Advisory Agreement the contractual management fee rate following the eighth anniversary of the Fund’s Final Closing would be lower than such contractual management fee rate in the Fund’s Existing Advisory Agreement.
The Board also considered that iCapital Fund Advisors and Macquarie had committed to the Board that they and their respective affiliates will not impose any “unfair burden” on the Funds as a result of the Transaction for so long as the requirements of Section 15(f) apply. The Board concluded that the Transaction was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of iCapital Fund Advisors, Macquarie, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (2) from the Funds or their Unitholders for other than bona fide investment advisory or other services.
Based on its review, the Board determined, with respect to each Fund, that the management fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the proposed New Advisory Agreement.
Extent to Which iCapital Fund Advisors May Realize Economies of Scale as the Funds Grow Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Unitholders.
The Board considered potential or anticipated economies of scale in relation to the services iCapital Fund Advisors would provide to each Fund. The Board considered iCapital Fund Advisors’s representations that they may realize economies of scale in connection with the operation of the Funds if certain operational efficiencies and cost synergies are achieved, and discussed how such potential economies of scale, if achieved, could be shared. The Board noted that it will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of management fees payable to iCapital Fund Advisors, in the future.
Profits to be Realized by iCapital Fund Advisors and its Affiliates from Their Relationships with the Funds.
The Board considered the benefits iCapital Fund Advisors and its affiliates may derive from their relationships with the Funds. The Board also considered information on iCapital Fund Advisors’s anticipated profitability that was provided in response to the Information Request. The Board considered iCapital Fund Advisors’s representation that, while subject to uncertainty, the Transaction was expected to have an overall marginally positive impact on iCapital Fund Advisors’s overall financial profitability. The Board considered that the estimated profitability of iCapital Fund Advisors and its affiliates with respect to each Fund was not excessive in light of the nature, extent and quality of the services to be provided to each Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that it would have the opportunity to give further consideration to iCapital Fund Advisors’s profitability with respect to each Fund at the end of the initial two-year term of the proposed New Advisory Agreements.
Fall-Out Benefits to iCapital Fund Advisors and its Affiliates.
The Board considered the possible fall-out benefits that may accrue to iCapital Fund Advisors and its affiliates. The Board considered that the Transaction would increase iCapital Fund Advisors’s assets under management and expand iCapital Fund Advisors’s relationships with significant financial intermediaries. The Board also noted that the Transaction provides iCapital Fund Advisors and its affiliates the opportunity to deliver additional alternative investment products to investors and that managing the Funds may enhance iCapital Fund Advisors’s reputation and experience or provide other similar ancillary benefits. Based on its review, the Board determined that any “fall-out” benefits that may accrue to iCapital Fund Advisors and its affiliates are fair and reasonable.
Conclusions.
Based on the foregoing and other relevant considerations, including the information presented or discussed at the other Board Meetings, at the meeting held on October 14, 2026, the Board, including a majority of the Independent Directors, acting within its business judgment, (1) concluded that the terms of the proposed New Advisory Agreements are fair and reasonable and that approval of the proposed New Advisory Agreements are in the best interests of each Fund and its respective Unitholders, (2) voted to approve the proposed New Advisory Agreements, and (3) voted to recommend approval of the proposed New Advisory Agreements by Unitholders of the Funds.
The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed New Advisory Agreements and to recommend approval of the proposed New Advisory Agreements by Unitholders of the Funds.
Information about Macquarie
If the Proposal is approved by the Funds’ unitholders (subject to certain additional considerations), the Existing Advisory Agreements will be terminated and Macquarie will no longer serve as the investment adviser to the Funds. Macquarie’s principal place of business is 660 Fifth Avenue, New York, New York 10103. Together, Macquarie and the other advisers within Macquarie Asset Management (“MAM”) manage, as of June 30, 2026, $518 billion in assets, including mutual funds, separate accounts, and other investment vehicles. Macquarie is an indirect wholly owned subsidiary of MAM.
Ownership of Fund Shares by Macquarie and its Affiliates
As of the Record Date, October 30, 2026, Macquarie and its affiliates owned outstanding voting securities in the Funds as follows:
Fund	Number of Units Beneficially Owned	Total Beneficial Ownership (%)
CPG Vintage Access Fund, LLC	80	0.0006%
CPG Vintage Access Fund II, LLC	80	0.0004%
CPG Vintage Access Fund III, LLC	60	0.0004%
CPG Vintage Access Fund IV, LLC	75	0.0002%
CPG Vintage Access Fund V, LLC	69	0.0002%
CPG Vintage Access Fund VI, LLC	74	0.0004%
CPG Vintage Access Fund VII, LLC	45	0.0007%
Total for the Funds	483	0.0003%
Information about iCapital
If the Proposal is approved by the Funds, iCapital Fund Advisors will furnish investment management services to the Funds, subject to the supervision and direction of the Board. iCapital Fund Advisors (together with its affiliates, “iCapital”) is a registered investment adviser that provides investment advisory services and investment administration to privately offered and registered funds.
iCapital is a global financial technology and services company that provides a wide range of services to financial advisors, wealth managers, asset managers, insurance carriers, and other industry participants. iCapital offers a diverse and complete range of non-traditional investment products on iCapital Marketplace, Enterprise Solutions, and Technology and Data Services. iCapital has also acquired and integrated 14 fund platforms from other institutions, including UBS, Deutsche Bank, Bank of America Merrill Lynch, and Morgan Stanley.
iCapital has received strategic investment from various alternative asset managers, wealth managers, and service providers and provides access, data connectivity, education, and research programs to advisors and their clients. iCapital leverages AI and machine learning in its digital identity (KYC/AML) process and seeks to support compliant and secure investment lifecycle processes.
iCapital’s end-to-end platform manages the lifecycle of non-traditional investment products, including alternative assets, structured investments, and annuities and insurance products. iCapital seeks to provide solutions that can be customized and offers specific modules as needed.
iCapital has significant experience managing registered fund platforms and currently serves as adviser to seven registered funds with over $5 billion in assets under management. A dedicated team of more than 35 professionals is responsible for investment monitoring, manager due diligence, portfolio oversight, LP voting, liquidity management, in-kind distributions, valuation oversight, fund administration, compliance, regulatory reporting, investor servicing, board reporting, and all other key responsibilities associated with the day-to-day management and oversight of registered investment vehicles. Through its management of these funds, iCapital has substantial experience administering the operational, regulatory, governance, and oversight requirements applicable to registered funds.
iCapital has $1.2 trillion of assets serviced globally on its platform, including $335 billion in alternative platform assets, $311 billion in structured investments and annuities & insurance outstanding, and $563 billion in client assets reported on, and serves nearly 3,900 wealth management firms and 153,000 active financial professionals.
Headquartered in New York and Greenwich, CT, iCapital operates globally with 18 offices, including major hubs in Zurich, London, Hong Kong, Singapore, Tokyo, Sydney, Abu Dhabi, and Toronto, and an industry-leading R&D center in Lisbon. iCapital is recognized for its innovation and leadership, with accolades from Euromoney (World’s Best Technology Provider for Wealth Management), CNBC (World’s Top Fintech Companies), and Forbes Fintech 50.
iCapital Fund Advisors does not currently manage any other fund with a similar investment objective and strategies as that of the Funds.
Appendix C provides the name, address and principal occupation of each principal executive officer and each manager of iCapital Fund Advisors.
The parent company for iCapital Fund Advisors is Institutional Capital Network, Inc.
No broker affiliated with iCapital provided any services to the Funds during the Funds’ most recent fiscal year. No Director or officer of the Funds currently holds any position with iCapital or its affiliated persons.
Vote Required
Approval of the New Advisory Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. The 1940 Act defines “a majority of outstanding voting securities” of the Fund as (a) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.
Each Fund’s Unitholders will vote separately on the Proposal applicable to such Fund. The New Advisory Agreements will not become effective until Unitholders of at least five Funds approve the Proposal.
If the New Advisory Agreement is approved by Unitholders, the New Advisory Agreement is expected to become effective on or about the open of business on January 30, 2027.
The Board recommends a vote “FOR” the Proposal.

ADDITIONAL INFORMATION
Current Service Providers of the Funds
Adviser.   Macquarie Wealth Advisers, LLC, located at 660 Fifth Avenue, New York, New York 10103, serves as the Funds’ investment adviser.
Administrator.   UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212, serves as the administrator for the CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund VI, LLC and CPG Vintage Access Fund VII, LLC. SS&C Technologies and its affiliates DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., located at 801 Pennsylvania Ave, Suite 219300, Kansas City, Missouri 64105, serve as the administrator for the CPG Vintage Access Fund, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, and CPG Vintage Access Fund V, LLC.
Placement Agent.   Macquarie Capital (USA) Inc., located at 660 Fifth Avenue, New York, New York, 10103, serves as the Funds’ Placement Agent.
Custodian.   UMB Bank, N.A., located at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian for the securities and cash of the Funds’ portfolios.
Units Outstanding
As of the Record Date, the Funds have the following number of Units outstanding:
Fund	Units Outstanding as of the Record Date
CPG Vintage Access Fund, LLC	13,191,353
CPG Vintage Access Fund II, LLC	18,051,234
CPG Vintage Access Fund III, LLC	16,727,185
CPG Vintage Access Fund IV, LLC	31,844,238
CPG Vintage Access Fund V, LLC	39,131,669
CPG Vintage Access Fund VI, LLC	20,571,229
CPG Vintage Access Fund VII, LLC	6,428,970
Each full unit entitles its holder to one vote at the Special Meeting. Each Fund’s Unitholders will vote separately on the Proposal.
Security Ownership of Certain Beneficial Owners and Management
Except as discussed above under the sub-section “Ownership of Fund Shares by Macquarie and its Affiliates,” the Funds are not aware of any person that, directly or indirectly own, control or hold with the power to vote, 5% or more of the Funds’ outstanding voting securities as of the Record Date.
As of the Record Date, the Directors and executive officers, as a group, owned less than 1% of the outstanding shares of each Fund.
Quorum, Voting and Adjournment
For each Fund, the presence at the Special Meeting, via webcast or by proxy, of Unitholders holding one-third of the total number of votes eligible to be cast by all Unitholders as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.
In the event that a quorum is not present for a Fund, or if there are insufficient votes to approve a Proposal by the time of the Special Meeting, the proxies or their substitutes may propose that the Special Meeting be adjourned, or the chairperson of the Special Meeting may adjourn the Special Meeting, one or more times to permit further solicitation. Any meeting of Unitholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning to a meeting at another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set forth for the original meeting without further notice. The persons named as proxies will also vote upon any other business that may properly come before the Special Meeting, including any adjournment, in accordance with their judgment.
Effect of Abstentions and Broker Non-Votes.   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions do not count as votes cast with respect to the Proposal. Accordingly, abstentions will have the effect of a vote against the New Advisory Agreement. There are not expected to be any broker non-votes because no voting securities of the Funds are held by brokers or nominees.
Revocation of Proxy.   You may revoke or change your proxy at any time prior to the time it is exercised at the Special Meeting. You may revoke your proxy by written notice to the Secretary of the Funds at, 660 Fifth Avenue, New York, New York 10103. Merely attending the Special Meeting virtually will not revoke a validly given proxy received before the Special Meeting.
Unitholders are not entitled to any rights of appraisal in connection with the Proposal.
Method and Cost of Proxy Solicitation
The initial solicitation of proxies will be made by mail or e-mail. Additional solicitations may be made by telephone, e-mail, social media or other personal contact by the Funds’ officers or employees, or representatives of iCapital Fund Advisors, Macquarie or one of their respective affiliates, or by a proxy soliciting firm retained by the Funds. The Funds’ officers or employees or representatives of iCapital Fund Advisors, Macquarie or one of their respective affiliates also may contact Unitholders’ financial advisors by telephone, e-mail, social media or other personal contact. Certain employees of Macquarie may receive discretionary compensation related to their assistance in the solicitation of proxy votes. The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), which maintains its global headquarters located at 5 Dakota Drive, Suite 300, Lake Success, NY 11042, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. Broadridge estimates that the cost of preparing, printing and mailing the Proxy Statement and soliciting Unitholder proxies will be $550,000. Broadridge may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet. The Fund’s officers, and those employees and representatives of iCapital Fund Advisors, Macquarie or their affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.
Financial Statements and Other Information
The Funds will furnish, without charge, a copy of their annual and semi-annual reports to any Unitholder upon request. Requests should be directed to the respective Fund, 660 Fifth Avenue, New York, New York 10103 (telephone number (212) 317-9222). Copies of these documents may also be accessed electronically by means of the Commission’s home webpage at www.sec.gov.
Householding of Proxy Materials
The U.S. Securities and Exchange Commission (“Commission”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Unitholders sharing the same address by delivering a single proxy statement and annual report addressed to those Unitholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Unitholders and cost savings for the Funds.
Please note that only one proxy statement or annual report may be delivered to two or more Unitholders who share an address, unless the Funds have received instructions to the contrary. To request a separate copy of this proxy statement or annual report or for instructions as to how to request a separate copy of this proxy statement or annual report or as to how to request a single copy if multiple copies of this proxy statement or annual report are received, Unitholders should contact the Funds at the address and phone number set forth below.

Requests should be directed to the respective Fund, 660 Fifth Avenue, New York, New York 10103 (telephone number: (212) 317-9222).
Future Meetings; Unitholder Proposals
No other business is expected to be presented at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying forms of proxy card will vote thereon in accordance with their judgment.
The Funds generally are not required to hold annual meetings of Unitholders, and the Funds currently do not intend to hold such meetings unless certain specified Unitholder actions are required to be taken under the 1940 Act or a Fund’s governing documents. Any Unitholder who wishes to submit proposals to be considered at a special meeting of a Fund’s Unitholders should send such proposals to the Secretary of the relevant Fund at 660 Fifth Avenue, New York, New York 10103. Any Unitholder proposal intended to be presented at any future meeting of a Fund’s Unitholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent Unitholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Unitholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

APPENDIX A
The Existing Advisory Agreements
The following table lists for each Fund the effective date of its Existing Advisory Agreement, the date the Agreement was last submitted to Unitholders for approval, and the date the Agreement was last submitted to the Directors for approval.
Fund Name	Date of Current Advisory Agreement	Date Current Advisory Agreement was Last Submitted to Unitholder Vote	Date Current Advisory Agreement was Last Approved by Directors
CPG Vintage Access Fund, LLC	3/11/2022	2/18/2022(1)	12/17/2025
CPG Vintage Access Fund II, LLC	3/11/2022	2/18/2022(1)	12/17/2025
CPG Vintage Access Fund III, LLC	3/11/2022	2/18/2022(1)	12/17/2025
CPG Vintage Access Fund IV, LLC	3/11/2022	2/18/2022(1)	12/17/2025
CPG Vintage Access Fund V, LLC	3/11/2022	3/11/2022(2)	12/17/2025
CPG Vintage Access Fund VI, LLC	12/15/2022	12/15/2022(2)	12/17/2025
CPG Vintage Access Fund VII, LLC	12/14/2023	12/14/2023(2)	12/17/2025

(1)
The Existing Advisory Agreement was last approved by the Unitholders of the Fund in connection with the acquisition by Macquarie Management Holdings, Inc. of Central Park Group, LLC.

(2)
The Existing Advisory Agreement was last approved by the initial Unitholder of the Fund in connection with the initial approval of the agreement.

A-1

APPENDIX B
FORM OF INVESTMENT ADVISORY AGREEMENT
This INVESTMENT ADVISORY AGREEMENT made as of [•] (the “Effective Date”), between [•] (the “Fund”), a Delaware limited liability company, and iCapital Fund Advisors LLC (the “Adviser”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Agreement”).
WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company and desires to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to furnish these services.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.   Appointment.   The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.
2.   Duties as Investment Adviser.
(a)   Subject to the supervision of the Fund’s Board of Directors (individually, a “Director” and collectively, the “Board”), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:
(1)
to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)
to do any and all acts and exercise all rights with respect to the Fund’s interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests or shares of the Investment Funds (unless waived as provided in the immediately succeeding paragraph) (as defined in the Fund’s confidential offering memorandum (the “Memorandum”));

(3)
to enter into agreements with the Investment Funds irrevocably to forego the right to vote interests or shares of the Investment Funds;

(4)
to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Fund Managers (as defined in the Memorandum) to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements;

(5)
to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

(6)
to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund’s investments, and to instruct custodians regarding the settlement of transactions, the disbursement of distributions and the disbursement of other payments to the Fund’s investors (“Investors”), and the payment of Fund expenses;

(7)
to call and conduct meetings of Investors at the Fund’s principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

(8)
to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

(9)
to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser’s control and supervision, advice and management with respect to the Fund at the expense of the Adviser;

(10)
as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

(11)
if directed by the Board, to arrange for the purchase of (A) one or more “key man” insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

(12)
to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)   The Adviser, in its discretion, and to the extent permitted by applicable law, may use brokers that provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser’s good faith determination that such commission is reasonable in terms of either the particular transaction or the overall responsibility of the Adviser to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Should the Adviser simultaneously place orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
(c)   The Adviser agrees to provide certain management and administrative services to the Fund. These services shall include:
(1)
provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)
general supervision of the entities which are retained by the Fund to provide administration, accounting, transfer agency, custody, audit and other services to the Fund;

(3)
handling Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;

(4)
monitoring relations and communications between Investors and the Fund;

(5)
overseeing the drafting and updating of disclosure documents relating to the Fund and assisting in preparing and providing offering materials to Investors;

(6)
overseeing the maintenance and updating of Investor information, such as change of address;

(7)
overseeing the distribution and acceptance of Investor Applications (as defined in the Memorandum) and confirming the receipt of such Investor Applications and funds;

(8)
issuing instruments certifying Investor ownership of units of limited liability company interests in the Fund;

(9)
monitoring compliance with regulatory requirements and with the Fund’s investment objective, policies and restrictions;

(10)
coordinating and organizing meetings of the Board;

(11)
preparing materials and reports for use in connection with meetings of the Board;

(12)
maintaining and preserving those books and records of the Fund not maintained by the Fund’s administrator (which books and records shall be the property of the Fund and shall be surrendered to the Fund promptly upon request; provided, however, that the Adviser may retain copies of the Fund’s books and records);

(13)
overseeing the preparation of and filing of any required tax or information returns; and

(14)
reviewing and approving all regulatory filings required under applicable law.

Notwithstanding the appointment of the Adviser to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.
3.   Services Not Exclusive.   The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.
4.   Expenses.
(a)   During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, except those specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:
(1)
all expenses related to the Fund’s investment program, including, but not limited to: (i) expenses borne indirectly through the Fund’s investments, including, without limitation, any fees and expenses charged by the general partners, managing members, investment advisers or sponsors thereof (such as management fees, performance fees, carried interests or incentive fees or allocations, monitoring fees, property management fees, pass through expenses and costs and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; and (viii) expenses incurred by or in relation to financial advisors, placement agents, investment advisers and consultants such as (a) reasonable travel and other expenses including lodging and entertainment and meals related to diligence or informational meetings in which such persons meet with investment professionals employed by the Adviser, as well as for costs of organizing and holding such meetings and (b) payments to or on behalf of such persons for other types of events, including sales or training seminars;

(2)
the Management Fee (as defined below);

(3)
any authorized distribution or servicing fee, as described in the Memorandum;

(4)
all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, offering costs and the costs of compliance with any applicable federal, state or non-U.S. laws;

(5)
the fees of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”) and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund’s Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

(6)
a portion, as determined by the Board, of the compensation payable to the Fund’s chief compliance officer, and expenses attributable to implementing the Fund’s compliance program;

(7)
the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

(8)
the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

(9)
a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

(10)
recordkeeping, custody and transfer agency fees and expenses of the Fund;

(11)
the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Fund’s administrator;

(12)
all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors or potential Investors, whether for regulatory, marketing or some other purpose;

(13)
all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

(14)
all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

(15)
any extraordinary expenses, that is, those incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

(16)
all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income;

(17)
a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund (including, without limitation, the review and updating of the registration statement, review of Investor reports, preparing materials relating to Board and Investor meetings, the negotiation of service provider agreements and other contracts for the Fund and the preparation and review of various regulatory filings for the Fund) and producing regulatory materials (including, without limitation, the production and formatting of Investor reports and offering documents for the Fund); and

(18)
such other types of expenses as may be approved from time to time by the Board.

(b)   The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion, and the Adviser shall be reimbursed for any advance payment made on behalf of the Fund upon the request of the Adviser.
5.   Compensation.   The Fund will pay the Adviser a fee (the “Management Fee”) computed and paid quarterly, at the annual rate of (i) 0.25% of total Commitments (as defined in the Memorandum) for the first 12 months following the Initial Closing (as defined in the Memorandum), (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing (as defined in the Memorandum), (iii) 0.65% of the Fund’s net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.25% of the Fund’s net invested capital thereafter for the remaining life of the Fund. The Management Fee will be determined and accrued as of the last day of each quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.
6.   Limitation of Liability of the Adviser.   The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Investors in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.
7.   Indemnification.
(a)   The Fund will indemnify the Adviser and its affiliates, and each of their respective members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written opinion, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.
(b)   Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.
8.   Duration and Termination.
(a)   This Agreement will become effective on the Effective Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the Effective Date. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.
(b)   Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by a vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.
9.   Use of Name.   The Fund agrees that the names “iCapital Fund Advisors” “iCapital”, and “iDirect” are owned by Institutional Capital Network, Inc., which, in turn, is wholly-owned by iCapital, Inc. (collectively, “iCapital”). At the Adviser’s request, the Fund will take all necessary action to change the name of the Fund to a name including or removing “iCapital Fund Advisors”, “iCapital” or “iDirect” in any form or combination within 10 days of the Adviser’s request, that the Fund’s failure to do so is not compensable by monetary damages and that the Adviser shall be entitled to equitable relief to enforce the Fund’s obligation hereunder. The provisions of this Paragraph 9 shall survive the termination or cancellation of this Agreement.
10.   Amendment of this Agreement.   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
11.   Governing Law.   This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
12.   Miscellaneous.   The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “national securities exchange,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the Effective Date.
ICAPITAL FUND ADVISORS LLC
By:

Name:
[•]

Title:
Authorized Person

[•]
By:

Name:
[•]

Title:
Organizational Member

APPENDIX C
iCapital Fund Advisors’s Principal Executive Officers and Managers
As of the date of this Proxy Statement, the principal executive officers and managers of iCapital Fund Advisors are as follows:
Name	Position
Nick Veronis	Chief Executive Officer
Brett Scholnick	Chief Financial Officer
Stephen Jacobs	General Counsel
Chris Thome	Chief Compliance Officer
The principal business address of iCapital Fund Advisors and the foregoing individuals is One Grand Central Place, 60 East 42nd Street, 26th Floor, New York, NY 10165.

C-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04867-S52147 For Against Abstain ! ! ! CPG Vintage Access Fund, LLC The Board of Directors recommends a vote FOR the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. CPG VINTAGE ACCESS FUND, LLC 660 FIFTH AVENUE NEW YORK, NEW YORK 10103 1. To approve an investment advisory agreement appointing iCapital Fund Advisors LLC as the investment adviser to CPG Vintage Access Fund, LLC. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/macquarie You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and related materials are available at www.proxyvote.com. T04868-S52147 CPG Vintage Access Fund, LLC Joint Special Meeting of Unitholders December 16, 2026 10:00 AM, EST This proxy is solicited by the Board of Directors The unitholder(s) hereby appoint(s) Alex Lee, Trishamarie Chan, Keith Bloyd and Sue Sekar, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the units of limited liability company interests of CPG Vintage Access Fund, LLC that the unitholder(s) is/are entitled to vote at the Joint Special Meeting of Unitholders to be held at 10:00 AM, EST on December 16, 2026, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/macquarie. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04862-S52150 For Against Abstain ! ! ! CPG VINTAGE ACCESS FUND II, LLC The Board of Directors recommends a vote FOR the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. CPG VINTAGE ACCESS FUND II, LLC 660 FIFTH AVENUE NEW YORK, NEW YORK 10103 1. To approve an investment advisory agreement appointing iCapital Fund Advisors LLC as the investment adviser to CPG Vintage Access Fund II, LLC. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/macquarie You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and related materials are available at www.proxyvote.com. T04863-S52150 CPG VINTAGE ACCESS FUND II, LLC Joint Special Meeting of Unitholders December 16, 2026 10:00 AM, EST This proxy is solicited by the Board of Directors The Unitholder(s) hereby appoint(s) Alex Lee, Trishamarie Chan, Keith Bloyd and Sue Sekar, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the units of limited liability company interests of CPG VINTAGE ACCESS FUND II, LLC that the Unitholder(s) is/are entitled to vote at the Joint Special Meeting of Unitholders to be held at 10:00 AM, EST on December 16, 2026, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/macquarie. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04864-S52151 For Against Abstain ! ! ! CPG VINTAGE ACCESS FUND III, LLC 660 FIFTH AVENUE NEW YORK, NEW YORK 10103 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/macquarie You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1. To approve an investment advisory agreement appointing iCapital Fund Advisors LLC as the investment adviser to CPG Vintage Access Fund III, LLC. The Board of Directors recommends a vote FOR the following proposal: CPG VINTAGE ACCESS FUND III, LLC Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. SCAN TO VIEW MATERIALS & VOTEw

T04865-S52151 CPG VINTAGE ACCESS FUND III, LLC Joint Special Meeting of Unitholders December 16, 2026 10:00 AM, EST This proxy is solicited by the Board of Directors The unitholder(s) hereby appoint(s) Alex Lee, Trishamarie Chan, Keith Bloyd and Sue Sekar, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the units of limited liability company interests of CPG VINTAGE ACCESS FUND III, LLC that the unitholder(s) is/are entitled to vote at the Joint Special Meeting of Unitholders to be held at 10:00 AM, EST on December 16, 2026, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/macquarie. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and related materials are available at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04850-S52152 For Against Abstain ! ! ! CPG VINTAGE ACCESS FUND IV, LLC The Board of Directors recommends a vote FOR the following proposal: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. CPG VINTAGE ACCESS FUND IV, LLC 660 FIFTH AVENUE NEW YORK, NEW YORK 10103 1. To approve an investment advisory agreement appointing iCapital Fund Advisors LLC as the investment adviser to CPG Vintage Access Fund IV, LLC. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/macquarie You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and related materials are available at www.proxyvote.com. T04851-S52152 CPG VINTAGE ACCESS FUND IV, LLC Joint Special Meeting of Unitholders December 16, 2026 10:00 AM, EST This proxy is solicited by the Board of Directors The unitholder(s) hereby appoint(s) Alex Lee, Trishamarie Chan, Keith Bloyd and Sue Sekar, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the units of limited liability company interests of CPG VINTAGE ACCESS FUND IV, LLC that the unitholder(s) is/are entitled to vote at the Joint Special Meeting of Unitholders to be held at 10:00 AM, EST on December 16, 2026, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/macquarie. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04879-S52153 CPG Vintage Access Fund V, LLC For Against Abstain ! ! ! The Board of Directors recommends a vote FOR the following proposal: 1. To approve an investment advisory agreement appointing iCapital Fund Advisors LLC as the investment adviser to CPG Vintage Access Fund V, LLC. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. CPG VINTAGE ACCESS FUND V, LLC 660 FIFTH AVENUE NEW YORK, NEW YORK 10103 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/macquarie You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

T04880-S52153 Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and related materials are available at www.proxyvote.com. CPG Vintage Access Fund V, LLC Joint Special Meeting of Unitholders December 16, 2026 10:00 AM, EST This proxy is solicited by the Board of Directors The unitholder(s) hereby appoint(s) Alex Lee, Trishamarie Chan, Keith Bloyd and Sue Sekar, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the units of limited liability company interests of CPG Vintage Access Fund V, LLC that the unitholder(s) is/are entitled to vote at the Joint Special Meeting of Unitholders to be held at 10:00 AM, EST on December 16, 2026, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/macquarie. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04877-S52154 For Against Abstain ! ! ! CPG VINTAGE ACCESS FUND VI, LLC 660 FIFTH AVENUE NEW YORK, NEW YORK 10103 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to https://www.virtualshareholdermeeting.com/macquarie You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1. To approve an investment advisory agreement appointing iCapital Fund Advisors LLC as the investment adviser to CPG Vintage Access Fund VI, LLC. The Board of Directors recommends a vote FOR the following proposal: CPG VINTAGE ACCESS FUND VI, LLC Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. SCAN TO VIEW MATERIALS & VOTEw

T04878-S52154 CPG Vintage Access Fund VI, LLC Joint Special Meeting of Unitholders December 16, 2026 10:00 AM, EST This proxy is solicited by the Board of Directors The unitholder(s) hereby appoint(s) Alex Lee, Trishamarie Chan, Keith Bloyd and Sue Sekar, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the units of limited liability company interests of CPG Vintage Access Fund VI, LLC that the unitholder(s) is/are entitled to vote at the Joint Special Meeting of Unitholders to be held at 10:00 AM, EST on December 16, 2026, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting https://www.virtualshareholdermeeting.com/macquarie. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and related materials are available at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T04871-S52155 For Against Abstain ! ! ! CPG VINTAGE ACCESS FUND VII, LLC 660 FIFTH AVENUE NEW YORK, NEW YORK 10103 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/macquarie You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1. To approve an investment advisory agreement appointing iCapital Fund Advisors LLC as the investment adviser to CPG Vintage Access Fund VII, LLC. The Board of Directors recommends a vote FOR the following proposal: CPG VINTAGE ACCESS FUND VII, LLC Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. SCAN TO VIEW MATERIALS & VOTEw

T04872-S52155 CPG Vintage Access Fund VII, LLC Joint Special Meeting of Unitholders December 16, 2026 10:00 AM, EST This proxy is solicited by the Board of Directors The unitholder(s) hereby appoint(s) Alex Lee, Trishamarie Chan, Keith Bloyd and Sue Sekar, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the units of limited liability company interests of CPG Vintage Access Fund VII, LLC that the unitholder(s) is/are entitled to vote at the Joint Special Meeting of Unitholders to be held at 10:00 AM, EST on December 16, 2026, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/macquarie. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Proxy Statement and related materials are available at www.proxyvote.com.